UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018 (July 31, 2018)

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10943 North Sam Houston Parkway West
Houston, Texas	77064
(Address of principal executive office)	(Zip Code)

(281) 897-7778

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 31, 2018, NCI Buildings Systems, Inc. (the “Company”) issued a press release announcing the filing of an investor presentation with the Securities and Exchange Commission to be used by the Company in connection with its investor roadshow for the previously announced merger with Ply Gem Parent, LLC. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is also incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated, July 31, 2018.
99.2	Investor Presentation, dated July 31, 2018

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, the Company will file a proxy statement of the Company with respect to the obtaining of the stockholder approval for the transaction. The Company also plans to file other documents with the SEC regarding the proposed merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PLY GEM AND THE PROPOSED MERGER. A definitive proxy statement will be sent to the Company’s stockholders. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and Ply Gem, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.ncibuildingsystems.com under the tab “Investors” and then under the tab “SEC Filings” or by contacting the Company’s Investor Relations department at (281) 897-7785.

PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the persons who may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other filings with the SEC when they are filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the common stock is set forth in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders, as previously filed with the SEC on January 26, 2018. Free copies of these documents can be obtained as described in the preceding paragraph.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2018	NCI BUILDING SYSTEMS, INC.

	By:	/s/ Bradley S. Little
	Name:	Bradley S. Little
	Title:	Interim Chief Financial Officer and Treasurer